EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Chairman of the Board of Directors of Transbotics Corporation (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-2 ("Form S-2") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act 3,276,420 shares of the Company's common stock, $.01 par value per share (the "Shares"), hereby constitutes and appoints CLAUDE IMBLEAU, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of Chairman of the Board of Directors, to sign such Form S-2 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-2 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the quotation of the Shares on the OTC Bulletin Board and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-2, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 8th day of March, 2004.

                                   /s/ D. BRUCE WISE
                                   ----------------------------------
                                   D. Bruce Wise
                                   Chairman of the Board of Directors

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Transbotics Corporation (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-2 ("Form S-2") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act 3,276,420 shares of the Company's common stock, $.01 par value per share (the "Shares"), hereby constitutes and appoints CLAUDE IMBLEAU, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-2 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-2 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the quotation of the Shares on the OTC Bulletin Board and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-2, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of March, 2004.

                           /s/ RICHARD D. SCHOFIELD
                           ------------------------
                           Richard D. Schofield
                           Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Transbotics Corporation (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-2 ("Form S-2") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act 3,276,420 shares of the Company's common stock, $.01 par value per share (the "Shares"), hereby constitutes and appoints CLAUDE IMBLEAU, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-2 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-2 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the quotation of the Shares on the OTC Bulletin Board and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-2, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of March, 2004.

                          /s/ RAYMOND O. GIBSON
                          ---------------------
                          Raymond O. Gibson
                          Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Transbotics Corporation (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-2 ("Form S-2") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act 3,276,420 shares of the Company's common stock, $.01 par value per share (the "Shares"), hereby constitutes and appoints CLAUDE IMBLEAU, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-2 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-2 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the quotation of the Shares on the OTC Bulletin Board and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-2, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of March, 2004.

                                 /s/ JOHN H. ROBISON
                                 -------------------
                                 John H. Robison
                                 Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Transbotics Corporation (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-2 ("Form S-2") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act 3,276,420 shares of the Company's common stock, $.01 par value per share (the "Shares"), hereby constitutes and appoints CLAUDE IMBLEAU, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-2 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-2 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the quotation of the Shares on the OTC Bulletin Board and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-2, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 4th day of March, 2004.

                              /s/ EDWARD H. GROSS
                              -------------------
                              Edward H. Gross
                              Director